Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 2Q 2010
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Earnings Per Share Appendix I
13	…………….	Earnings Per Share Appendix II
14 - 15	…………….	End Notes
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Net revenues
Institutional Securities	$4,502	$5,344	$2,967	(16%)	52%	$9,846	$4,568	116%
Global Wealth Management Group	3,074	3,105	1,923	(1%)	60%	6,179	3,222	92%
Asset Management	410	653	358	(37%)	15%	1,063	380	180%
Intersegment Eliminations	(36)	(24)	(51)	(50%)	29%	(60)	(76)	21%
Consolidated net revenues	$7,950	$9,078	$5,197	(12%)	53%	$17,028	$8,094	110%

Income / (loss) from continuing operations before tax
Institutional Securities	$1,570	$2,067	$(298)	(24%)	*	$3,637	$(762)	*
Global Wealth Management Group	207	278	(71)	(26%)	*	485	48	*
Asset Management	(86)	173	(210)	*	59%	87	(493)	*
Intersegment Eliminations	(13)	(2)	(5)	*	(160%)	(15)	(7)	(114%)
Consolidated income / (loss) from continuing operations before tax	$1,678	$2,516	$(584)	(33%)	*	$4,194	$(1,214)	*

Income / (loss) applicable to Morgan Stanley
Institutional Securities	$1,382	$1,733	$(122)	(20%)	*	$3,115	$39	*
Global Wealth Management Group	110	99	76	11%	45%	209	149	40%
Asset Management	(44)	14	(89)	*	51%	(30)	(339)	91%
Intersegment Eliminations	(11)	(1)	(3)	*	*	(12)	(4)	(200%)
Consolidated income / (loss) applicable to Morgan Stanley	$1,437	$1,845	$(138)	(22%)	*	$3,282	$(155)	*
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,578	$1,411	$(1,256)	12%	*	$2,990	$(1,834)	*

Earnings per basic share:
Income from continuing operations	$0.84	$1.12	$(1.36)	(25%)	*	$1.96	$(1.82)	*
Discontinued operations	$0.36	$(0.05)	$0.26	*	38%	$0.31	$0.11	182%
Earnings per basic share	$1.20	$1.07	$(1.10)	12%	*	$2.27	$(1.71)	*

Earnings per diluted share:
Income from continuing operations	$0.80	$1.03	$(1.36)	(22%)	*	$1.82	$(1.82)	*
Discontinued operations	$0.29	$(0.04)	$0.26	*	12%	$0.26	$0.11	136%
Earnings per diluted share	$1.09	$0.99	$(1.10)	10%	*	$2.08	$(1.71)	*

Notes:	-	Results include Morgan Stanley Smith Barney (MSSB) effective from May 31, 2009.
-
Results for the quarters ended June 30, 2010 and June 30, 2009 include positive / (negative) revenue of $0.7 billion and $(2.3) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long-term debt. The effect of movement in these credit spreads for the quarter ended March 31, 2010 was immaterial.

	-	Income / (loss) applicable to Morgan Stanley represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.
-
For the quarter ended June 30, 2010, discontinued operations primarily included the operating results of the retail asset management business including Van Kampen and an after-tax gain of approximately $514 million related to the sale of this business. For the quarter ended March 31, 2010, discontinued operations included a loss of $932 million (reported in Institutional Securities) on the disposition of Revel Entertainment Group, LLC, (Revel), a subsidiary of the Firm, a gain of $775 million (not reported in a business segment) related to a legal settlement with Discover Financial Services and the operating results of the retail asset management business, including Van Kampen (reported in Asset Management).

	-	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Revenues:
Investment banking	$1,080	$1,060	$1,266	2%	(15%)	$2,140	$2,139	--
Principal transactions:
Trading	3,346	3,751	1,732	(11%)	93%	7,097	3,087	130%
Investments	(52)	369	(125)	*	58%	317	(1,275)	*
Commissions	1,316	1,261	973	4%	35%	2,577	1,743	48%
Asset management, distribution and admin. fees	1,974	1,963	1,158	1%	70%	3,937	2,024	95%
Other	134	293	390	(54%)	(66%)	427	637	(33%)
Total non-interest revenues	7,798	8,697	5,394	(10%)	45%	16,495	8,355	97%

Interest income	1,755	1,748	1,648	--	6%	3,503	3,893	(10%)
Interest expense	1,603	1,367	1,845	17%	(13%)	2,970	4,154	(29%)
Net interest	152	381	(197)	(60%)	*	533	(261)	*
Net revenues	7,950	9,078	5,197	(12%)	53%	17,028	8,094	110%

Non-interest expenses:
Compensation and benefits	3,887	4,418	3,803	(12%)	2%	8,305	5,781	44%

Non-compensation expenses:
Occupancy and equipment	403	392	373	3%	8%	795	710	12%
Brokerage, clearing and exchange fees	371	348	267	7%	39%	719	515	40%
Information processing and communications	416	395	313	5%	33%	811	595	36%
Marketing and business development	153	134	120	14%	28%	287	230	25%
Professional services	497	395	384	26%	29%	892	687	30%
Other	545	480	521	14%	5%	1,025	790	30%
Total non-compensation expenses	2,385	2,144	1,978	11%	21%	4,529	3,527	28%
Total non-interest expenses	6,272	6,562	5,781	(4%)	8%	12,834	9,308	38%

Income / (loss) from continuing operations before taxes	1,678	2,516	(584)	(33%)	*	4,194	(1,214)	*
Income tax provision / (benefit) from continuing operations	217	436	(319)	(50%)	*	653	(914)	*
Income / (loss) from continuing operations	1,461	2,080	(265)	(30%)	*	3,541	(300)	*
Gain / (loss) from discontinued operations after tax	523	(69)	298	*	76%	454	143	*
Net income / (loss)	$1,984	$2,011	$33	(1%)	*	$3,995	$(157)	*
Net income / (loss) applicable to non-controlling interests	24	235	(116)	(90%)	*	259	(129)	*
Net income / (loss) applicable to Morgan Stanley	1,960	1,776	149	10%	*	3,736	(28)	*
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,578	$1,411	$(1,256)	12%	*	$2,990	$(1,834)	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,437	1,845	(138)	(22%)	*	3,282	(155)	*
Gain / (loss) from discontinued operations after tax	523	(69)	287	*	82%	454	127	*
Net income / (loss) applicable to Morgan Stanley	$1,960	$1,776	$149	10%	*	$3,736	$(28)	*

Pre-tax profit margin	21%	28%	*			25%	*
Compensation and benefits as a % of net revenues	49%	49%	73%			49%	71%
Non-compensation expenses as a % of net revenues	30%	24%	38%			27%	44%

Effective tax rate from continuing operations	12.9%	17.3%	54.6%			15.6%	75.3%

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	Pre-tax profit margin is a non-GAAP measure that the Firm and investors use to assess operating performance. Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.
-
The quarter ended June 30, 2010 included a discrete tax benefit of $345 million related to the remeasurement of tax reserves based on the status of federal and state tax examinations. Excluding this benefit, the effective tax rate for the quarter would have been 33.5%.

-
The quarter ended March 31, 2010 included a discrete tax benefit of $382 million associated with prior year undistributed earnings of certain non-U.S. subsidiaries that were determined to be indefinitely reinvested abroad.  Excluding this benefit, the effective tax rate for the quarter would have been 32.5%.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010		Mar 31, 2010		June 30, 2009		2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Morgan Stanley

Regional revenue (1)
Americas	$5,663		$6,199		$4,523		(9%)	25%	$11,862	$7,112	67%
EMEA (Europe, Middle East, Africa)	1,717		2,013		7		(15%)	*	3,730	66	*
Asia	570		866		667		(34%)	(15%)	1,436	916	57%
Consolidated net revenues	$7,950		$9,078		$5,197		(12%)	53%	$17,028	$8,094	110%

Worldwide employees	62,926		61,552		61,197		2%	3%
Total assets	$809,456		$819,719		$676,957		(1%)	20%
Firmwide Deposits	61,368		63,926		62,382		(4%)	(2%)
Consolidated assets under management or supervision (billions):
Asset Management	251		262		242		(4%)	4%
Global Wealth Management	403		413		322		(2%)	25%
Total	654		675		564		(3%)	16%

Common equity	41,415		38,667		36,989		7%	12%
Preferred equity	9,597		9,597		9,597		--	--
Morgan Stanley shareholders' equity	51,012		48,264		46,586		6%	10%
Junior subordinated debt issued to capital trusts	10,508		10,554		10,666		--	(1%)
Less: Goodwill and intangible assets (2)	(7,148)		(7,570)		(7,726)		6%	7%
Tangible Morgan Stanley shareholders' equity	$54,372		$51,248		$49,526		6%	10%
Tangible common equity	$34,267		$31,097		$29,263		10%	17%

Leverage Ratio	14.9	x	16.0	x	13.7	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (3)	$164		$169		$154

Average common shares outstanding (000's)
Basic	1,317,686		1,314,608		1,138,444		--	16%
Diluted	1,748,209		1,626,207		1,138,444		8%	54%
Period end common shares outstanding (000's)	1,397,007		1,398,470		1,359,204		--	3%

Return on average common equity
from continuing operations	12.2%		17.1%		*
Return on average common equity	17.4%		16.3%		*

Book value per common share (4)	$29.65		$27.65		$27.21		7%	9%
Tangible book value per common share	$24.53		$22.24		$21.53		10%	14%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
	-	Results include MSSB effective from May 31, 2009.
	-	The number of worldwide employees for all periods has been restated to exclude employees of the retail asset management business, including Van Kampen.
	-	Goodwill and intangible assets exclude non-controlling interests and reflect the Firm's share of MSSB's goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm and investors use to assess capital adequacy.  Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

	-	Leverage ratio is a non-GAAP measure that the Firm and investors use to assess capital adequacy. Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm and investors use to assess capital adequacy.  Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Tangible MS shareholders' equity is a non-GAAP measure that the Firm and investors use to assess capital adequacy.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended (Billions)
	June 30, 2010			Mar 31, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$26.3	$17.5	30%	$24.9	$17.3	39%
Global Wealth Management Group	3.0	6.8	6%	3.0	6.9	5%
Asset Management	2.0	1.7	*	2.2	2.1	2%
Parent capital	20.2	13.6		18.4	11.3
Total - continuing operations	51.5	39.6	12%	48.5	37.6	17%
Discontinued operations	0.2	0.4		0.2	0.5
Firm	$51.7	$40.0	17%	$48.7	$38.1	16%

	Six Months Ended (Billions)
	June 30, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$25.6	$17.4	34%
Global Wealth Management Group	3.0	6.8	6%
Asset Management	2.1	1.9	*
Parent capital	19.3	12.6
Total - continuing operations	50.0	38.7	15%
Discontinued operations	0.2	0.4
Firm	$50.2	$39.1	17%

Notes:	-
Excluding the effect of the discrete tax benefits in the quarters ended June 30, 2010 and March 31, 2010, the return on average common equity for Institutional Securities would have been 22% and 30%, respectively.

-
Beginning with the quarter ended June 30, 2010, the Firm's capital estimate is based on the Required Capital Framework, an internal capital adequacy measure. The quarter ended March 31, 2010 has been restated to conform to the current framework. Quarterly data for 2009 has not been restated.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Revenues:
Investment banking	$885	$887	$1,126	--	(21%)	$1,772	$1,937	(9%)
Principal transactions:
Trading	3,109	3,411	1,520	(9%)	105%	6,520	2,626	148%
Investments	(68)	174	(184)	*	63%	106	(974)	*
Commissions	625	581	565	8%	11%	1,206	1,077	12%
Asset management, distribution and admin. fees	39	26	19	50%	105%	65	45	44%
Other	26	140	311	(81%)	(92%)	166	497	(67%)
Total non-interest revenues	4,616	5,219	3,357	(12%)	38%	9,835	5,208	89%

Interest income	1,367	1,408	1,388	(3%)	(2%)	2,775	3,406	(19%)
Interest expense	1,481	1,283	1,778	15%	(17%)	2,764	4,046	(32%)
Net interest	(114)	125	(390)	*	71%	11	(640)	*
Net revenues	4,502	5,344	2,967	(16%)	52%	9,846	4,568	116%

Compensation and benefits	1,638	2,171	2,109	(25%)	(22%)	3,809	3,149	21%
Non-compensation expenses	1,294	1,106	1,156	17%	12%	2,400	2,181	10%
Total non-interest expenses	2,932	3,277	3,265	(11%)	(10%)	6,209	5,330	16%

Income / (loss) from continuing operations before taxes	1,570	2,067	(298)	(24%)	*	3,637	(762)	*
Income tax provision / (benefit) from continuing operations	197	330	(168)	(40%)	*	527	(775)	*
Income / (loss) from continuing operations	1,373	1,737	(130)	(21%)	*	3,110	13	*
Gain / (loss) from discontinued operations after tax	(25)	(938)	315	97%	*	(963)	326	*
Net income / (loss)	1,348	799	185	69%	*	2,147	339	*
Net income / (loss) applicable to non-controlling interests	(9)	4	3	*	*	(5)	(10)	50%
Net income / (loss) applicable to Morgan Stanley	$1,357	$795	$182	71%	*	$2,152	$349	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,382	1,733	(122)	(20%)	*	3,115	39	*
Gain / (loss) from discontinued operations after tax	(25)	(938)	304	97%	*	(963)	310	*
Net income / (loss) applicable to Morgan Stanley	$1,357	$795	$182	71%	*	$2,152	$349	*

Return on average common equity
from continuing operations	30%	39%	N/A			34%	N/A
Pre-tax profit margin	35%	39%	*			37%	*
Compensation and benefits as a % of net revenues	36%	41%	71%			39%	69%

Notes:	-
Pre-tax profit margin is a non-GAAP measure that the Firm and investors use to assess operating performance.  Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.

	-	For the quarter ended March 31, 2010, discontinued operations included a loss of $932 million on the disposition of Revel.
-
Excluding the effect of the discrete tax benefits in the quarters ended June 30, 2010 and March 31, 2010, the return on average common equity for Institutional Securities would have been 22% and 30%, respectively.

-
Beginning with the quarter ended June 30, 2010, the Firm's estimation of segment capital is based on the Required Capital Framework, an internal capital adequacy measure.  Segment capital for the quarter ended March 31, 2010 has been restated to conform to this framework.  Quarterly segment capital for 2009, however, has not been restated under this framework.  As a result, the business segment's return on average common equity from continuing operations for the quarter and six months ended June 30, 2009 is not available.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change

Investment Banking
Advisory revenue	$288	$327	$268	(12%)	7%	$615	$679	(9%)
Underwriting revenue
Equity	269	264	456	2%	(41%)	533	611	(13%)
Fixed income	328	296	402	11%	(18%)	624	647	(4%)
Total underwriting revenue	$597	$560	$858	7%	(30%)	$1,157	$1,258	(8%)

Total investment banking revenue	$885	$887	$1,126	--	(21%)	$1,772	$1,937	(9%)

Sales & Trading
Equity	$1,415	$1,419	$776	--	82%	$2,834	$1,730	64%
Fixed income	2,345	2,723	903	(14%)	160%	5,068	2,147	136%
Other	(101)	1	35	*	*	(100)	(769)	87%
Total sales & trading net revenue	$3,659	$4,143	$1,714	(12%)	113%	$7,802	$3,108	151%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$132	$127	$124
Equity price	$29	$26	$19
Foreign exchange rate	$26	$32	$17
Commodity price	$29	$27	$23

Trading VaR	$139	$143	$132

Note:	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09

Corporate funded loans
Investment grade	$5.1	$5.7	$7.2	(11%)	(29%)
Non-investment grade	6.8	7.7	10.2	(12%)	(33%)
Total corporate funded loans	$11.9	$13.4	$17.4	(11%)	(32%)

Corporate lending commitments
Investment grade	$43.6	$42.0	$35.7	4%	22%
Non-investment grade	11.6	11.6	6.0	--	93%
Total corporate lending commitments	$55.2	$53.6	$41.7	3%	32%

Corporate funded loans plus lending commitments
Investment grade	$48.7	$47.7	$42.9	2%	14%
Non-investment grade	$18.4	$19.3	$16.2	(5%)	14%

% investment grade	73%	71%	73%
% non-investment grade	27%	29%	27%

Total corporate funded loans and lending commitments	$67.1	$67.0	$59.1	--	14%
Hedges	$20.1	$22.3	$31.8	(10%)	(37%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

-
For the quarters ended June 30, 2010, Mar 31, 2010 and June 30, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $4.9 billion, $5.7 billion and $4.2 billion, respectively.

	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Revenues:
Investment banking	$201	$173	$165	16%	22%	$374	$226	65%
Principal transactions:
Trading	249	342	303	(27%)	(18%)	591	549	8%
Investments	0	6	1	*	*	6	(13)	*
Commissions	692	682	412	1%	68%	1,374	674	104%
Asset management, distribution and admin. fees	1,572	1,628	816	(3%)	93%	3,200	1,327	141%
Other	72	83	66	(13%)	9%	155	112	38%
Total non-interest revenues	2,786	2,914	1,763	(4%)	58%	5,700	2,875	98%

Interest income	387	339	265	14%	46%	726	491	48%
Interest expense	99	148	105	(33%)	(6%)	247	144	72%
Net interest	288	191	160	51%	80%	479	347	38%
Net revenues	3,074	3,105	1,923	(1%)	60%	6,179	3,222	92%

Compensation and benefits	1,966	1,972	1,362	--	44%	3,938	2,206	79%
Non-compensation expenses	901	855	632	5%	43%	1,756	968	81%
Total non-interest expenses	2,867	2,827	1,994	1%	44%	5,694	3,174	79%

Income / (loss) from continuing operations before taxes	207	278	(71)	(26%)	*	485	48	*
Income tax provision / (benefit) from continuing operations	61	64	(29)	(5%)	*	125	17	*
Income / (loss) from continuing operations	146	214	(42)	(32%)	*	360	31	*
Gain / (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income / (loss)	146	214	(42)	(32%)	*	360	31	*
Net income / (loss) applicable to non-controlling interests	36	115	(118)	(69%)	*	151	(118)	*
Net income / (loss) applicable to Morgan Stanley	$110	$99	$76	11%	45%	$209	$149	40%

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	110	99	76	11%	45%	209	149	40%
Gain / (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income / (loss) applicable to Morgan Stanley	$110	$99	$76	11%	45%	$209	$149	40%

Return on average common equity
from continuing operations	6%	5%	N/A			6%	N/A
Pre-tax profit margin	7%	9%	*			8%	2%
Compensation and benefits as a % of net revenues	64%	64%	71%			64%	69%

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income / (loss) applicable to non-controlling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
Pre-tax profit margin is a non-GAAP measure that the Firm and investors use to assess operating performance.  Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.

-
Beginning with the quarter ended June 30, 2010, the Firm's estimation of segment capital is based on the Required Capital Framework, an internal capital adequacy measure. Segment capital for the quarter ended March 31, 2010 has been restated to conform to this framework. Quarterly segment capital for 2009, however, has not been restated under this framework. As a result, the business segment's return on average common equity from continuing operations for the quarter and six months ended June 30, 2009 is not available.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09

Global representatives	18,087	18,140	18,444	--	(2%)

Annualized revenue per global
representative (000's)	$679	$685	$671	(1%)	1%

Assets by client segment (billions)
$10m or more	440	481	389	(9%)	13%
$1m - $10m	627	670	562	(6%)	12%
Subtotal - > $1m	1,067	1,151	951	(7%)	12%
$100k - $1m	389	408	412	(5%)	(6%)
< $100k	44	45	57	(2%)	(23%)
Total client assets (billions)	$1,500	$1,604	$1,420	(6%)	6%

% of assets by client segment > $1m	71%	72%	67%

Fee-based client account assets (billions)	$396	$413	$325	(4%)	22%
Fee-based assets as a % of client assets	26%	26%	23%

Bank deposit program (millions)	$109,518	$113,545	$105,675	(4%)	4%

Client assets per global
representative (millions)	$83	$88	$77	(6%)	8%

Global retail net new assets (billions)
Domestic	$(7.9)	$6.9	$0.4	*	*
International	$2.4	$2.4	$0.0	--	*
Total retail net new assets (1)	$(5.5)	$9.3	$0.4	*	*

Global retail locations (1)	881	905	958	(3%)	(8%)

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	For the quarters ended June 30, 2010, Mar 31, 2010 and June 30, 2009, approximately $52 billion, $56 billion and $50 billion of the assets in the bank deposit program are attributed to Morgan Stanley.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Revenues:
Investment banking	$7	$-	$5	*	40%	$7	$6	17%
Principal transactions:
Trading	(10)	(1)	(90)	*	89%	(11)	(87)	87%
Investments (1)	16	189	58	(92%)	(72%)	205	(288)	*
Commissions	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	383	414	396	(7%)	(3%)	797	765	4%
Other	36	71	12	(49%)	200%	107	28	*
Total non-interest revenues	432	673	381	(36%)	13%	1,105	424	161%

Interest income	3	6	4	(50%)	(25%)	9	11	(18%)
Interest expense	25	26	27	(4%)	(7%)	51	55	(7%)
Net interest	(22)	(20)	(23)	(10%)	4%	(42)	(44)	5%
Net revenues	410	653	358	(37%)	15%	1,063	380	180%

Compensation and benefits	282	275	331	3%	(15%)	557	424	31%
Non-compensation expenses	214	205	237	4%	(10%)	419	449	(7%)
Total non-interest expenses	496	480	568	3%	(13%)	976	873	12%

Income / (loss) from continuing operations before taxes	(86)	173	(210)	*	59%	87	(493)	*
Income tax provision / (benefit) from continuing operations	(39)	43	(120)	*	68%	4	(153)	*
Income / (loss) from continuing operations	(47)	130	(90)	*	48%	83	(340)	*
Gain / (loss) from discontinued operations after tax	541	95	(19)	*	*	636	(187)	*
Net income / (loss)	494	225	(109)	120%	*	719	(527)	*
Net income / (loss) applicable to non-controlling interests (1)	(3)	116	(1)	*	(200%)	113	(1)	*
Net income / (loss) applicable to Morgan Stanley	$497	$109	$(108)	*	*	$606	$(526)	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	(44)	14	(89)	*	51%	(30)	(339)	91%
Gain / (loss) from discontinued operations after tax	541	95	(19)	*	*	636	(187)	*
Net income / (loss) applicable to Morgan Stanley	$497	$109	$(108)	*	*	$606	$(526)	*

Return on average common equity
from continuing operations	*	2%	N/A			*	N/A
Pre-tax profit margin	*	26%	*			8%	*
Compensation and benefits as a % of net revenues	69%	42%	93%			52%	112%

Notes:	-
Gain / (loss) from discontinued operations primarily includes the results of substantially all of the retail asset management business, including Van Kampen.  The quarter ended June 30, 2010 also included an after-tax gain of approximately $514 million related to the sale of this business.

-
Pre-tax profit margin is a non-GAAP measure that the Firm and investors use to assess operating performance.  Pre-tax profit margin is defined as income / (loss) from continuing operations before taxes, as a % of net revenues.

-
Beginning with the quarter ended June 30, 2010, the Firm's estimation of segment capital is based on the Required Capital Framework, an internal capital adequacy measure. Segment capital for the quarter ended March 31, 2010 has been restated to conform to this framework. Quarterly segment capital for 2009, however, has not been restated under this framework. As a result, the business segment's return on average common equity from continuing operations for the quarter and six months ended June 30, 2009 is not available.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2010	Mar 31, 2010	June 30, 2009	2Q10 vs. 1Q10	2Q10 vs. 2Q09	June 30, 2010	June 30, 2009	Change
Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(0.8)	$(1.3)	$(4.0)	38%	80%	$(2.1)	$(5.6)	63%
Fixed income - Long Term	(0.1)	1.6	(4.4)	*	98%	1.5	(8.9)	*
Money Market	0.1	(8.4)	(13.0)	*	*	(8.3)	(22.3)	63%
Alternatives	(0.7)	0.5	(0.7)	*	--	(0.2)	(4.6)	96%
Total Core Asset Management	(1.5)	(7.6)	(22.1)	80%	93%	(9.1)	(41.4)	78%

Merchant Banking
Private Equity	0.1	0.3	0.0	(67%)	*	0.4	(0.3)	*
Infrastructure	0.0	0.0	0.0	--	--	0.0	0.0	--
Real Estate	0.2	0.5	(1.9)	(60%)	*	0.7	(2.3)	*
Total Merchant Banking	0.3	0.8	(1.9)	(63%)	*	1.1	(2.6)	*
Total net flows	$(1.2)	$(6.8)	$(24.0)	82%	95%	$(8.0)	$(44.0)	82%

Assets under management or supervision by asset class
Core Asset Management
Equity	$73	$81	$67	(10%)	9%
Fixed income - Long Term	56	56	49	--	14%
Money Market	50	51	59	(2%)	(15%)
Alternatives	41	43	37	(5%)	11%
Total Core Asset Management	220	231	212	(5%)	4%

Merchant Banking
Private Equity	5	5	4	--	25%
Infrastructure	4	4	4	--	--
Real Estate	15	15	17	--	(12%)
Total Merchant Banking	24	24	25	--	(4%)
Total Assets Under Management or Supervision	$244	$255	$237	(4%)	3%
Share of minority stake assets	7	7	5	--	40%
Total	$251	$262	$242	(4%)	4%

Notes:	-	Data excludes substantially all of the retail asset management business, including Van Kampen.
	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	Net Flows by region [inflow / (outflow)] for the quarters ended June 30, 2010, Mar 31, 2010 and June 30, 2009 are:
U.S.: $(0.7) billion, $(7.7) billion and $(17.1) billion
Non-U.S.: $(0.5) billion, $0.9 billion and $(6.9) billion
	-	Assets under management or supervision by region for the quarters ended June 30, 2010, Mar 31, 2010 and June 30, 2009 are:
U.S.: $164 billion, $170 billion and $163 billion
Non-U.S.: $80 billion, $85 billion and $74 billion
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to Legal Notice on page 16.

This page represents an addendum to the 2Q 2010 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share
(unaudited, in millions, except for per share data)

	Quarter Ended		Six Months Ended
	June 30, 2010	Mar 31, 2010	June 30, 2010

Basic Earnings Per Share
Income from continuing operations applicable to Morgan Stanley	$1,437	$1,845	$3,282
Gain / (loss) from discontinued operations applicable to Morgan Stanley after tax	523	(69)	454
Net Income / (loss) applicable to Morgan Stanley	$1,960	$1,776	$3,736
Less: Preferred Dividends (Series A)	(11)	(11)	(22)
Less: Preferred Dividends (Series B – Mitsubishi)	(196)	(196)	(392)
Less: Preferred Dividends (Series C – Mitsubishi)	(13)	(13)	(26)
Income applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	1,740	1,556	3,296
Less: Allocation of income / (loss) to CIC Equity Units:
From continuing operations	(67)	(99)	(165)
From discontinued operations	(41)	6	(36)
Total allocation of income to CIC Equity Units	(108)	(93)	(201)
Less: Allocation of income / (loss) to Participating Restricted Stock Units:
From continuing operations	(38)	(54)	(91)
From discontinued operations	(16)	2	(14)
Total allocation of income to Participating Restricted Stock Units	(54)	(52)	(105)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,578	$1,411	$2,990
Weighted average common shares outstanding	1,318	1,315	1,316

Earnings per basic common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$0.84	$1.12	$1.96
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.36	$(0.05)	$0.31
Earnings / (loss) per basic common share	$1.20	$1.07	$2.27

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,578	$1,411	$2,990
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	196	196	392
Assumed Conversion of CIC (1)	132	0	132
Income / (loss) available to common shareholders plus assumed conversions	$1,906	$1,607	$3,514

Weighted average common shares outstanding	1,318	1,315	1,316
Effect of dilutive securities:
Stock options, Restricted Stock Units	4	1	4
Series B Preferred Stock	310	310	310
CIC Stock purchase contract	116	0	58
Weighted average common shares outstanding and common stock equivalents	1,748	1,626	1,688

Earnings per diluted common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$0.80	$1.03	$1.82
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.29	$(0.04)	$0.26
Earnings / (loss) per diluted common share	$1.09	$0.99	$2.08

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

This page represents an addendum to the 2Q 2010 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended June 30, 2010
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income from continuing operations applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)

Basic Common Shares	1,318	89%		$66	$290	$756	$1,112	(7)	$0.84
Participating Restricted Stock Units (1)	45	3%		$2	$10	$26	$38	(8)	N/A
CIC Equity Units (2)	116	8%		$0	$0	$67	$67	(9)	N/A
	1,479	100%	$1,217	$68	$300	$849	$1,217

	Allocation of gain from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Gain from Discontinued Operations Applicable to Common Shareholders, after Tax (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)

Basic Common Shares	1,318	89%		$0	$0	$466	$466	(7)	$0.36
Participating Restricted Stock Units (1)	45	3%		$0	$0	$16	$16	(8)	N/A
CIC Equity Units (2)	116	8%		$0	$0	$41	$41	(9)	N/A
	1,479	100%	$523	$0	$0	$523	$523

	Allocation of net income available to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)	(G)		(H)
							(D)+(E)+(F)		(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated		Basic EPS (10)

Basic Common Shares	1,318	89%		$66	$290	$1,222	$1,578	(7)	$1.20
Participating Restricted Stock Units (1)	45	3%		$2	$10	$42	$54	(8)	N/A
CIC Equity Units (2)	116	8%		$0	$0	$108	$108	(9)	N/A
	1,479	100%	$1,740	$68	$300	$1,372	$1,740

Note:	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
End Notes

Page 3:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  All periods exclude net revenues related to substantially all of the retail asset management business, including Van Kampen.

(2)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended June 30, 2010, Mar 31, 2010 and June 30, 2010 of $125 million, $157 million and $173 million, respectively.

(3)
Represents average daily 95% / one-day value-at-risk ("VaR").  Includes non-trading VaR for the quarters ended June 30, 2010, Mar 31, 2010 and June 30, 2009 of $67 million, $62 million and $66 million, respectively.  Counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks is included in trading VaR for all periods.  See page 6 for total trading VaR.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

(4)
In addition to net income applicable to Morgan Stanley, book value increased by $0.51 per share related to an after-tax gain of $717 million on the sale of the Firm's non-controlling interest in its Japanese institutional securities business and $0.10 per share due to an after-tax gain of $133 million on the remeasurement of pension plan liabilities and assets associated with the plan's curtailment.  The latter two items were recorded in other comprehensive income.

Page 4:
(1)
The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments.  Beginning with the quarter ended June 30, 2010, the Firm's capital estimation is based on the Required Capital Framework, an internal capital adequacy measure.  Tier 1 capital and common equity are designated to segments based on the capital usage calculated by the Required Capital Framework which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb an extreme stress event.  The Firm defines parent capital as capital not specifically designated to a particular business segment.  The Firm generally uses parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs while maintaining adequate capital ratios.  The Firm's Required Capital is met by regulatory Tier 1 capital.  The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 6:
(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Trading VaR for all periods includes counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

Page 9:
(1)
For the 2010 periods, the retail net new assets and retail locations metrics have been expanded to include the non-U.S. businesses. The quarter ended June 30, 2010 includes $2.4 billion of net new money inflows and 29 additional retail locations, respectively related to the non-U.S. businesses.  The quarter ended March 31, 2010 has been restated to include $2.4 billion of net new money inflows and 28 additional retail locations, respectively related to non-U.S. businesses.  2009 periods have not been restated and reflect only the U.S. retail branch system.  Certain legacy Smith Barney middle markets activities, which are primarily institutional client focused, are required under the MSSB joint venture agreement to be transitioned from Citigroup to Morgan Stanley.  As this transition progresses, commencing with the quarter ended June 30, 2010, these legacy activities have been excluded from the 2010 retail net new assets metrics.  The quarter ended June 30, 2010 excludes $2.3 billion of these legacy net new money outflows.  The quarters ended March 31, 2010 and June 30, 2009 have been restated to exclude $1.1 billion and $2.5 billion, respectively, of these legacy net new money outflows.

MORGAN STANLEY
End Notes

Page 10:
(1)
The quarters ended June 30, 2010 and March 31, 2010 include investment gains / (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income / (loss) applicable to non-controlling interests.

Page 12:
(1)
Prior to the quarter ended June 30, 2010, Morgan Stanley included the CIC Equity Units in diluted EPS using the more dilutive of the two-class method or treasury stock method.  Beginning in the quarter ended June 30, 2010, Morgan Stanley included the CIC Equity Units in diluted EPS using the more dilutive of the two-class method or the if-converted method.  The change in method had no impact to EPS for the quarter ended June 30, 2010.

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	For further information on the CIC Equity Units, see Note 13 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.
(3)	The percentage of weighted basic common shares, participating RSUs and weighted CIC Equity Units to the total weighted average of basic common shares, participating RSUs and CIC Equity Units.
(4)
Represents net income from continuing operations, gain / (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley, respectively, for the quarter ended June 30, 2010 prior to allocations to participating RSUs and CIC Equity Units.

(5)
Distributed earnings represent the dividends declared on common shares and participating RSUs, respectively, for the quarter ended June 30, 2010.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended June 30, 2010, a $0.05 dividend was declared on common shares outstanding and participating RSUs.  Under the terms of the securities purchase agreement for the sale of Equity Units to CIC, if a quarterly dividend is declared above $0.27 (the "reference dividend"), the CIC Equity Units will participate via an increase in the number of shares the Firm will be required to deliver upon settlement of the contract.  No cash dividends will be paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings will be allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(6)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs and CIC Equity Units what they would be entitled to based on the contractual rights and obligations of the participating security.  With respect to the CIC Equity Units, the amount allocated is representative of the value of the increase in the number of shares that the Firm would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units. Assuming the reference dividend of $0.27 has been paid to the basic common shareholders, CIC Equity Units would receive a pro-rata allocation of the remaining undistributed earnings.

(7)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares (see Appendix I).
(8)
Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares (see Appendix I).

(9)	Total income applicable to common shareholders to be allocated to the CIC Equity Units reflected as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).
(10)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends. The information should be read in conjunction with the Firm's second quarter earnings press release issued July 21, 2010.